UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                 CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 12, 2002
                                                  -----------------

Commission file number  33-47248
                        --------

                            SLADE'S FERRY BANCORP
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


Massachusetts                                04-3061936
-------------------------------              ----------------------
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification Number)


100 Slade's Ferry Avenue
PO Box 390
Somerset, Massachusetts                      02726
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(Address of Principal Executive Offices)     (Zip Code)


                                (508)675-2121
            ----------------------------------------------------
            (Registrant's Telephone Number, including Area Code)


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(Former name or former address, if changed since last report)


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Item 5. Other Events
--------------------

On November 12, 2002, the Board of Directors of Slade's Ferry Bancorp ("the Company") elected Mary Lynn D. Lenz as President and Chief Executive Officer of the Company replacing Kenneth R. Rezendes. Ms. Lenz is also the President and Chief Executive Officer of Slade's Ferry Bank ("the Bank"), the Company's wholly owned subsidiary. Mr. Rezendes will remain on the Board of Directors of the Company as vice-chairman. The Board of Directors made the change on Mr. Rezendes' recommendation in order to combine the executive authority for the Company and the Bank in the same hands. A copy of the Company's letter to its shareholders announcing the change is attached as an exhibit hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(c)   Exhibits - see Exhibit Index.


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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SLADE'S FERRY BANCORP
                                       -------------------------------------
                                       (Registrant)


November 13, 2002                      By /s/ Edward Bernardo, Jr.
-----------------------                   ----------------------------------
(Date)                                    Edward Bernardo, Jr.
                                          Treasurer


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                                EXHIBIT INDEX
                                -------------


Exhibit No.     Description                                        Page
-----------     -----------                                        ----

   20.1         November 13, 2002 Letter to Shareholders
                Announcing election of Mary Lynn D. Lenz
                As the Company's President and Chief
                Executive Officer replacing Kenneth R. Rezendes


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